UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
June 15, 2017
 Date of Report (date of earliest event reported)
_________________
OPGEN, INC.
(Exact name of Registrant as specified in its charter)
_________________
Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On June 15, 2017, OpGen, Inc. (the "Company") entered into a Supply Agreement (the "Agreement") with Life Technologies Corporation, a Thermo Fisher Scientific company ("LTC"), pursuant to which the Company  is authorized to lease or purchase LTC QuantStudio® 5 real-time PCR instruments for placement with the Company's research use only and, upon receipt of regulatory approval, commercial customers of the Company's Acuitas ® Rapid Test and Acuitas Lighthouse® Knowledgebase products and services in development.  The Agreement also contemplates the placement of the LTC instruments in Company customer locations using the Company's Acuitas Rapid Test and Acuitas Lighthouse Knowledgebase products and services, once developed and offered.  The Company currently expects such customer commercial activities to begin in the fourth quarter of 2017.
The Company is responsible for all regulatory matters and filings seeking regulatory clearance and approval with respect to its products in development.  The Agreement sets forth the responsibilities of the parties for technical support, software development and product installation.  The term of the Agreement is three years, with the opportunity to renew for three successive one-year terms.
The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the press release issued by OpGen is attached as an Exhibit.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Supply Agreement by and between OpGen, Inc. and Life Technologies Corporation, dated June 15, 2017 ±

99.1	Press Release issued by OpGen, Inc., dated June 19, 2017

_____________

±
Confidential treatment has been requested for certain portions of this agreement pursuant to an application for confidential treatment filed with the Securities and Exchange Commission on June 19, 2017. Such provisions have been filed separately with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPGEN, INC.

Date: June 19, 2017	By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Supply Agreement by and between OpGen, Inc. and Life Technologies Corporation, dated June 15, 2017 ±
99.1	Press Release issued by OpGen, Inc., dated June 19, 2017
_______________

±
Confidential treatment has been requested for certain portions of this agreement pursuant to an application for confidential treatment filed with the Securities and Exchange Commission on June 19, 2017. Such provisions have been filed separately with the Commission.